UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

GEOSPACE TECHNOLOGIES CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Texas	001-13601	76-0447780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Pinemont, Houston, Texas		77040
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 986-4444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GEOS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 21, 2023, the board of directors (the “Board”) of Geospace Technologies Corporation (the “Company”) appointed Stephen C. Jumper as a Class II director of the Company for an initial term expiring at the Company’s annual meeting in 2024, concurrently with the term of the Margaret Sidney Ashworth, the other Class II Director.

Mr. Jumper will receive the same compensation as other non-employee Company directors, as described in the section titled “Compensation of Directors” of the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on January 3, 2023.

The Company regularly transacts business with Dawson Geophysical Company and its subsidiaries (“DGC”), in which Mr. Jumper was President and Chief Executive Officer until December 2023. DGC is an onshore seismic data acquisition service company which the Company has historically sold seismic equipment. For fiscal years 2023 and 2022, the Company generated revenue of $603,364 and $382,208 respectively, from sales to DGC. The Board has determined that these transactions do not render Mr. Jumper not independent under applicable NASDAQ rules.

There are no arrangements or understandings between Mr. Jumper and any other person or entity pursuant to which Mr. Jumper was appointed as a director of the Company.

The Board has not yet determined the committee(s) of the Board, if any, to which Mr. Jumper will be named.

On December 21, 2023, the Company issued a press release announcing the appointment of Mr. Jumper to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

Exhibit 99.1	Press Release dated December 21, 2023

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPACE TECHNOLOGIES CORPORATION
Date: December 21, 2023
By: /s/ Robert L. Curda
Robert L. Curda
Vice President, Chief Financial Officer & Secretary